Offerings - Offering: 1	Jan. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 7,139,703.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 985.99
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 479,011 Shares (approximately 5.00% of the net assets of the Fund as of December 31, 2025) based on a net asset value per Class Y Share, Class I Share and Class R Share as of close of business on December 31, 2025 of $14.95, $14.89 and $14.52, respectively.